Page 4




             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                            1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
            December 17, 1996 (December 3, 1996)

                    Applied Graphics Technologies, Inc.


        Delaware                  0-28208             13-3864004

(State or other Jurisdiction    (Commission         (IRS Employer
    of Incorporation)            File Number)     Identification No.)

          28 West 23rd Street, New York, NY  10010

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (212) 929-4111

                       Not applicable

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


               Exhibit Index Appears on Page 4



Item 5.  OTHER EVENTS.

      This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Applied Graphics Technologies, Inc. ("AGT") for the purpose of providing the information set forth in a press release issued by AGT on December 3, 1996, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item  7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
AND EXHIBITS.

    (a)  Financial Statement of Businesses Acquired.

         None required.

   (b)   Pro Forma Financial Information.

         None required.

   (c)   Exhibits.

         The following exhibit is filed herewith:

         99.1 Press Release dated December 3, 1996.





                         SIGNATURES




      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   APPLIED GRAPHICS TECHNOLOGIES,
INC.



                                   By: /s/  Louis Salamone, Jr.
                                        Louis Salamone, Jr.
                                        Senior Vice President and
                                         Chief Financial Officer

Date:  December 17, 1996






             APPLIED GRAPHICS TECHNOLOGIES, INC.
                 CURRENT REPORT ON FORM 8-K
      Report Dated December 17, 1996 (December 3, 1996)


                        EXHIBIT INDEX






     Exhibit     Description
     No.

     99.1        Press Release dated December 3, 1996.